SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|
Check the appropriate box:

|_| Preliminary Proxy Statement         |_| Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

            THE COMMUNITY REINVESTMENT ACT QUALIFIED INVESTMENT FUND
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                (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X| No fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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|_| Fee paid previously with preliminary materials.

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

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

                           THE COMMUNITY REINVESTMENT
                          ACT QUALIFIED INVESTMENT FUND

                                -----------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                              September 11, 2000

To the Shareholders of
The Community Reinvestment Act Qualified Investment Fund (the "Trust")

     A Special Meeting of Shareholders of the Trust will be held on October 2, 2000, at 10:00 a.m. Eastern Time, at the offices of Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428, for the purpose of considering and voting upon:

          (1) A proposal to approve a sub-advisory agreement between CRAFund Advisors, Inc. ("CRAFund Advisors") and UBAN Associates, Inc. ("UBAN") with respect to the Trust's investment portfolio (the "Fund"); and

          (2) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     The proposal referred to above is discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record of the Fund at the close of business on August 8, 2000 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the meeting can be held and a maximum number of shares may be voted.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN CRAFUND ADVISORS AND UBAN.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

     PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE TRUST AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.


                                                MICHAEL P. MALLOY
                                                Secretary

                           THE COMMUNITY REINVESTMENT
                          ACT QUALIFIED INVESTMENT FUND
                                 555 NORTH LANE
                                   SUITE 6160
                             CONSHOHOCKEN, PA 19428

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Community Reinvestment Act Qualified Investment Fund (the "Trust") for use at a Special Meeting of Shareholders of the Trust's investment portfolio (the "Fund") to be held at the offices of the Trust's administrator, Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428, on October 2, 2000, at 10:00 a.m. Eastern Time (such meeting and any adjournments thereof referred to as the "Meeting").

     It is expected that the solicitation of proxies will be primarily by mail. The Trust's officers and service contractors may also solicit proxies by telephone, facsimile or personal interview. The cost of the solicitation will be borne by CRA Fund Advisors, Inc. This Proxy Statement and the enclosed Proxy are expected to be distributed to shareholders on or about September 11, 2000.

     A proxy is enclosed with respect to the shares you own in the Trust. If the proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your shares to be voted, please complete the enclosed proxy and mail it in the enclosed reply envelope.

                                    PROPOSAL

     CRAFund Advisors, Inc. ("CRAFund Advisors"), located at 1751 West Cypress Creek Road, Fort Lauderdale Florida 33309, is the investment adviser for the Fund and recommends that the Fund's shareholders appoint UBAN Associates, Inc. ("UBAN") as the Fund's sub-adviser.

     At a regular meeting of the Board of Trustees of the Trust held on March 29, 2000, CRAFund Advisors recommended that UBAN be appointed as sub-adviser to the Fund. At that meeting, a proposed sub-advisory agreement (the "Sub-Advisory Agreement") between CRAFund Advisors and UBAN was approved by a majority of the members of the Board of Trustees, as well as by a majority of those members of the Board of Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any party to the Sub-Advisory Agreement.

                    DESCRIPTION OF THE SUB-ADVISORY AGREEMENT

     TERMS AND FEES. As investment adviser, CRAFund Advisors has agreed, subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment objective and policies, either directly or through a sub-adviser, to manage the Fund's assets, and to provide investment research and to be responsible for, make decisions with respect to and place orders for all purchases and sales of portfolio securities.

     The Sub-Advisory Agreement provides that, subject to the supervision of the Trust's Board of Trustees, UBAN will assist CRAFund Advisors in providing a continuous investment program for the Fund, including research and management with respect to all securities, investments and cash equivalents. Pursuant to the Sub-Advisory Agreement, UBAN: (i) will determine from time to time in consultation with CRAFund Advisors what securities and other investments will be purchased, retained or sold for the Fund; (ii) will attend regular business and investment-related meetings with the Trust's Board of Trustees and CRAFund Advisors if requested to do so by the Trust and/or CRAFund Advisors; and (iii) will supply the Trust and its Board of Trustees with reports and statistical data as requested and provide in advance to CRAFund Advisors all reports to the Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings.

     The current investment advisory agreement ("Investment Management Agreement") between CRAFund Advisors and the Trust was approved by the Fund's sole shareholder on June 1, 1999 and was approved by the Board of Trustees on June 1, 1999. The Investment Management Agreement provides that the maximum annual advisory fee rate payable by the Fund to CRAFund Advisors is .50% of the Fund's average annual net assets Under the Sub-Advisory Agreement, CRAFund Advisors will make quarterly payments of $10,000 to UBAN. The sub-advisory fee payable by CRAFund Advisors to UBAN under the Sub-Advisory Agreement is the responsibility of CRAFund Advisors and does not represent an additional charge to the Fund.

     The gross investment fee with respect to the Fund for the fiscal year ended May 31, 2000 was $17,278, all of which was waived by CRAFund Advisors. This fee waiver is voluntary and may be terminated at any time.

     The Sub-Advisory Agreement provides that UBAN will pay all expenses incurred by it in connection with its activities under the Sub-Advisory Agreement other than the cost of securities (including brokerage commissions and other transaction charges, if any) purchased for the Fund. The Sub-Advisory Agreement provides that UBAN shall not be liable for any action taken by it in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Sub-Advisory Agreement.

     If approved by the shareholders, the Sub-Advisory Agreement will become effective on October 2, 2000 and, unless terminated, will continue in effect until August 31, 2002. Thereafter, if not terminated, the Sub-Advisory Agreement shall continue in effect for successive annual periods; provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of any party to the Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

     The Sub-Advisory Agreement provides that it will terminate automatically in the event of its "assignment" (as that term is defined in the 1940 Act). The Sub-Advisory Agreement also provides that it is terminable without penalty, by the Fund (by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund) or by CRAFund Advisors or UBAN on sixty days' written notice.

     EVALUATION BY THE TRUST'S BOARD OF TRUSTEES. At a meeting held on March 29, 2000, the Sub-Advisory Agreement was approved by a majority of the members of the Trust's Board of Trustees, including a majority of those members of the Board of Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of any party to the Sub-Advisory Agreement.

     In considering whether to approve the Sub-Advisory Agreement and to submit the Sub-Advisory Agreement to shareholders of the Fund for their approval, the Board of Trustees considered the following factors: (1) UBAN's management style, qualifications and experience and (2) the terms of the Sub-Advisory Agreement, including the fact that the sub-advisory fee rate payable to UBAN will not be payable with Fund assets. Based on its evaluation, the Board of Trustees concluded that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

     VOTING PROCEDURES. The approval of the Sub-Advisory Agreement requires the affirmative vote of the holders of a "majority of the outstanding shares" of the Fund (as defined by the 1940 Act), which means the lesser of (i) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

     If the Sub-Advisory Agreement is approved by shareholders at the Meeting, UBAN will serve as the Fund's sub-adviser under the proposed Sub-Advisory Agreement (see Exhibit A) and CRAFund Advisors will continue to serve as the Fund's adviser. If the Sub-Advisory Agreement is not approved by the shareholders of the Fund, CRAFund Advisors will consider other alternatives, including the possible recommendation of another sub-adviser.

                  THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT
               SHAREHOLDERS VOTE "FOR" THE SUB-ADVISORY AGREEMENT

                               VOTING INFORMATION

     RECORD DATE. Only shareholders of record of the Fund at the close of business on August 8, 2000 will be entitled to vote at the Meeting. On that date, there were 1,148,941 shares of common stock, representing interests in the Fund, outstanding and entitled to be voted at the Meeting.

     SHAREHOLDER INFORMATION. At the record date, the name, address and share ownership of each person who may have possessed sole or shared voting or investment powers with respect to more than 5% of the outstanding shares of the Fund were as follows:

Name and Address              Amount of Shares Owned    Percentage of Fund Owned
----------------              ----------------------    ------------------------

Monroe Bank & Trust                   100,000                     8.70%
102 East Front Street
Monroe, MI  48161

Green Point Bank                      295,834                    25.75%
90 Park Avenue, 4th Floor
New York, NY  10016

Central National Bank                  92,954                     8.09%
24 Church Street
Canajoharie, NY  13317

Advanta Corp                          101,420                     8.83%
Welsh & McKean Road
P. O. Box 844
Spring House, PA  19477-0844

San Diego National Bank               211,594                    18.42%
1420 Kettner Boulevard
San Diego, CA  92101

First North American                  101,112                     8.80%
9960 Mayland Drive
Richmond, VA  23233

Name and Address              Amount of Shares Owned    Percentage of Fund Owned
----------------              ----------------------    ------------------------

Aliant Bank                            74,740                     6.51%
200 Aliant Parkway
Alexander City, AL  35010

     As of the record date, the Trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of the Fund.

     QUORUM. A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than one-third of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Sub-Advisory Agreement.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.

                             ADDITIONAL INFORMATION

     UBAN. UBAN, a Pennsylvania corporation, is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. As of July 31, 2000, UBAN had approximately $1 billion in assets under management.

     UBAN is a wholly-owned subsidiary of USBANCORP, Inc. ("USBANCORP"), a Pennsylvania corporation.

     The principal office of UBAN is located at 110 Regent Court, Suite 104, State College, Pennsylvania 16801-7966. The principal office of USBANCORP is Main & Franklin Streets, P.O Box 430, Johnstown, PA 15907-0430.

     The names, addresses and principal occupation of the principal executive officers and each director of UBAN as of July 31, 2000 were as follows:

Name                    Position with UBAN      Principal Occupation
----                    ------------------      --------------------

Ray M. Fisher           Chief Executive         Vice President and Chief
                        Officer and Director    Investment. Officer of USBANCORP

Orlando B. Hanselman    Chairman and Director   Chairman, President and CEO of
                                                USBANCORP

Wendy L. Rager          Vice President          Chief Operating Officer of UBAN
                                                Associates

Jeffrey A. Stopko       Executive Vice          Chief Financial Officer of
                        President and           USBANCORP
                        Director

     The address of Messrs. Fisher, Hanselman and Stopko and Ms. Rager is 216 Franklin Street, Johnstown, PA 15907.

     No officer or Trustee of the Trust is an officer, trustee, employee or shareholder of UBAN.

     UBAN does not serve as adviser or subadviser to any other registered investment company that has an investment objective similar to that of the Fund.

     UBAN has experience advising financial institutions in the areas of investment management and asset liability management services. Particularly, UBAN specializes in mortgage-backed securities. Because the Fund invests substantially in this area, UBAN's experience is expected to benefit the Fund.

     CRAFund Advisors paid UBAN a one time payment of $10,000 for UBAN's assistance in the marketing and promotion of the Fund which was directed at community banks and other potential investors. UBAN also offers asset liability management services to the Fund's distributor, SunCoast Capital Group, Ltd. ("SunCoast"), and SunCoast's clients. The following trustees are affiliated persons (as defined in the 1940 Act) of both the Trust and SunCoast: David A. Zwick is Trustee and President of the Trust and Treasurer, Secretary, Director and Shareholder of SunCoast and Todd J. Cohen is Trustee of the Trust and President and Shareholder of SunCoast.

     ADMINISTRATOR AND DISTRIBUTOR. Declaration Service Company, with principal business offices at 555 North Lane, Suite 6160, Conshohocken, PA 19428, serves as the Fund's administrator. SunCoast, with principal business offices at 1751 West Cypress Creek Road, Fort Lauderdale, FL 33309, serves as the Fund's distributor.

     PAYMENTS TO AFFILIATES. SunCoast is an affiliate of CRAFund Advisors. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan authorizes the Fund to pay SunCoast annual fees of up to
 .25% of the average daily net assets of the Fund in consideration for distribution and other services and the assumption of related expenses. For the fiscal year ended May 31, 2000, the Trust reimbursed SunCoast $8,639 for distribution costs incurred.

     CRAFund Advisors may also execute portfolio transactions through SunCoast. CRAFund Advisors will do so only if it believes that SunCoast will provide the Trust with the best available price and execution.

                                  OTHER MATTERS

     The Trust does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Trust at its principal office within a reasonable time before such meeting.

     No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

Dated:  September 11, 2000

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

     THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS TO ANY SHAREHOLDER UPON REQUEST. THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS MAY BE OBTAINED FROM THE TRUST BY WRITING TO THE TRUST C/O SUNCOAST CAPITAL GROUP, LTD., 1751 WEST CYPRESS CREEK ROAD, FORT LAUDERDALE, FL 33309 OR BY CALLING 1-800-733-5933.

                                    EXHIBIT A

                             SUB-ADVISORY AGREEMENT


     AGREEMENT made as of ___________, 2000 between CRAFUND ADVISORS, INC., a Delaware corporation (the "Adviser") and UBAN Associates, Inc., a ________ corporation (the "Sub-Adviser").

     WHEREAS, the Community Reinvestment Act Qualified Investment Fund (the "Trust") is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Adviser has been appointed investment adviser to the Trust's existing investment portfolio (the "Fund");

     WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program for the Fund and the Sub-Adviser is willing to do so; and

     WHEREAS, the Board of Trustees of the Trust has approved this Agreement subject to approval by the shareholders of the Fund, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Fund as permitted by the Adviser's Investment Management Agreement with the Trust pertaining to the Fund. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. SUB-ADVISORY SERVICES. Subject to the supervision of the Trust's Board of Trustees, the Sub-Adviser will assist the Adviser in providing a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus of the Fund and resolutions of the Trust's Board of Trustees adopted from time to time;

          Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it will perform the following services:

          (i) Determine from time to time in consultation with the Adviser what securities and other investments will be purchased, retained or sold for the Fund;

          (ii) Attend regular business and investment-related meetings with the Trust's Board of Trustees and the Adviser if requested to do so by the Trust and/or the Adviser; and

          (iii) Supply the Trust and its Board of Trustees with reports and statistical data as requested and provide in advance to the Adviser all reports to the Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings.

     3.   OTHER COVENANTS.

     The Sub-Adviser further agrees that:

          (i) It will maintain its registration under the Advisers Act, adopt a Code of Ethics and provide reports with respect thereto to the Board of Trustees of the Trust, and will conform with all applicable Rules and Regulations of the Securities and Exchange Commission;

          (ii) The Adviser, when requested, will provide the Sub-Adviser with books and records with respect to the security transactions effected by the Adviser for the Fund;

          (iii) It will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval may not be withheld where the Sub-Adviser would be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities); and

          (iv) All software code owned by the Sub-Adviser or under its control, used in the performance of its obligations under this Agreement, is Year 2000 Compliant. For purposes of this paragraph, "Year 2000 Compliant" means that the software has continued and will continue to operate after December 31, 1999 without creating any logical or mathematical inconsistencies concerning any date after December 31, 1999 and without decreasing the functionality of the system applicable to dates prior to January 1, 2000 including, but not limited to, making changes to (i) date and data century recognition; (ii) calculations which accommodate same- and multi-century formulas and date values; and (iii) input/output of date values which reflect century dates.

     4. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. The

Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly authorized, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed the Adviser's or Trust's agent.

     5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act, and to permit the Adviser and Trust access to the Sub-Adviser's records upon the Adviser's or Trust's request.

     6. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, (including brokerage commissions, if any) purchased for the Fund. The Adviser will reimburse the Sub-Adviser for all travel expenses the Sub-Adviser incurs in connection with Fund activities.

     7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee as set forth on Schedule A hereto. Upon any termination of this Agreement before the end of any quarter, the fee for such part of a quarter shall be prorated according to the proportion which such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement.

     8. STANDARD OF CARE; LIMITATION OF LIABILITY. The Sub-Adviser, its parent or any of its affiliates, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Adviser in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     9. DURATION AND TERMINATION. This Agreement will become effective on the date first written above, and unless sooner terminated as provided herein, shall continue in effect until August 31, 2002. Thereafter, if not terminated, this Agreement shall continue in effect for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), the Adviser or by the Sub-Adviser on sixty days' written notice. This Agreement will immediately and automatically terminate in the event of its assignment. (As used in this

Agreement,   the  terms  "majority  of  the  outstanding   voting   securities,"
"interested persons" and "assignment" shall have the same meaning as such terms in the 1940 Act.)

     10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be amended or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved in accordance with the requirements of the 1940 Act.

     11. MISCELLANEOUS. Any notice made pursuant to this Agreement shall be given in writing, addressed and delivered or mailed postage prepaid, return-receipt requested, to the other party to this Agreement at its principal place of business. Notice given by a party's attorney shall be deemed to be notice given by the party. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Maryland law.

     12.  COUNTERPARTS.   This   Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                           [SIGNATURE LINES OMITTED]

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                             CRAFUND ADVISORS, INC.
                                       AND
                              UBAN ASSOCIATES, INC.
                         DATED AS OF_______________ 2000


                      COMPENSATION                    DATE
                      ------------                    ----

               Quarterly payments of
               $10,000 to be paid by the
               Adviser


                           [SIGNATURE LINES OMITTED]

            THE COMMUNITY REINVESTMENT ACT QUALIFIED INVESTMENT FUND

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COMMUNITY REINVESTMENT ACT QUALIFIED INVESTMENT FUND FOR USE AT A SPECIAL MEETING OF
SHAREHOLDERS OF THE TRUST'S INVESTMENT PORTFOLIO (THE "FUND") TO BE HELD ON OCTOBER 2, 2000, AT 10:00 A.M. EASTERN TIME, AT THE OFFICES OF DECLARATION SERVICE COMPANY, 555 NORTH LANE, SUITE 6160, CONSHOHOCKEN, PA 19428.

     THE UNDERSIGNED HEREBY APPOINTS MICHAEL P. MALLOY, MICHELLE M. LOMBARDO, PAUL GIORGIO AND KRISTA ZIEGLER, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF THE FUND REPRESENTING INTERESTS IN THE PORTFOLIO HELD OF RECORD BY THE UNDERSIGNED ON AUGUST 8, 2000, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTER AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1) Proposal to approve a sub-advisory agreement between CRAFund Advisors, Inc. and UBAN Associates, Inc. ("UBAN") with respect to the Fund.

                  [ ]  FOR        [ ] AGAINST        [ ] ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, DIRECTOR OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------       -------------------------------------
SIGNATURE                     DATE         SIGNATURE (JOINT OWNERS)       DATE